As filed with the Securities and Exchange Commission on June 22, 2012.

Registration No. 333-181050

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 2

TO

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Fiesta Restaurant Group, Inc.*

(Exact name of registrant as specified in its charter)

Delaware	5812	90-0712224
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

968 James Street

Syracuse, New York 13203

(315) 424-0513

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive office)

Joseph A. Zirkman

Vice President, General Counsel and Secretary

Fiesta Restaurant Group, Inc.

968 James Street

Syracuse, New York 13203

(315) 424-0513

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Wayne A. Wald, Esq.

Akerman Senterfitt LLP

335 Madison Avenue, 26th Floor

New York, New York 10017

(212) 880-3800

*	The companies listed on the next page are also included in this Form S-4 Registration Statement as additional Registrants.

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after the effective date of this registration statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller Reporting Company	☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)  ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third Party Tender Offer)  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Note	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (1)
8.875% Senior Secured Second Lien Notes Due 2016	$200,000,000	100%	$200,000,000	$22,920(3)
Guarantees of 8.875% Senior Secured Second Lien Notes Due 2016 (2)	N/A	N/A	—(2)	—(2)

(1)	Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(f) promulgated under the Securities Act of 1933.
(2)	Each of the subsidiary guarantors listed in the Table of Additional Registrants on the next page will guarantee the notes being registered hereby. Pursuant to Rule 457(n) under the Securities Act of 1933, no separate fee for the guarantees is payable.
(3)	Previously paid.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Additional Registrants as Specified in their Respective Charters*	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	IRS Employer Identification Number
Cabana Beverages, Inc.	Texas	5810	74-2616290
Cabana Bevco LLC	Texas	5810	74-2974628
Pollo Franchise, Inc.	Florida	5812	65-0446291
Pollo Operations, Inc.	Florida	5812	65-0446289
Taco Cabana, Inc.	Delaware	5810	74-2201241
TP Acquisition Corp.	Texas	5810	74-2673996
TC Bevco LLC	Texas	5810	74-2974633
T.C. Management, Inc.	Delaware	5810	74-2686352
Texas Taco Cabana, L.P.	Texas	5810	74-2686346
TPAQ Holding Corporation	Delaware	5810	20-3551340

*	The address, including zip code and telephone number, including area code, of each additional registrant is: 968 James Street, Syracuse, New York 13203, (315) 424-0513.

EXPLANATORY NOTE

This Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-181050) is being filed solely for the purpose of filing a revised version of Exhibit 5.1 (and the related consent included therein as Exhibit 23.2). No changes are made to the Prospectus contained in Part I of Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-181050) filed on June 13, 2012. Except with respect to the Exhibit Table in Item 21, no other changes are made to Part II of the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers

The following subparagraphs briefly describe indemnification provisions for directors, officers and controlling persons of the Registrants against liability, including liability under the Securities Act.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrants pursuant to the foregoing provisions, each of the Registrants has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

The registrants have directors’ and officers’ liability insurance covering certain liabilities incurred by the directors and officers of the registrants in connection with the performance of their respective duties.

Delaware Corporations

Under Section 145 of the General Corporation Law of Delaware, a Delaware corporation has the power, under specified circumstances, to indemnify its directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party (other than an action by or in the right of the corporation), by reason of the fact that they were or are such directors, officers, employees or agents, against expenses incurred in any action, suit or proceeding. Each of the Certificates of Incorporation of Fiesta Restaurant Group, Inc., Taco Cabana, Inc., T.C. Management, Inc. and TPAQ Holding Corporation allows for indemnification of directors and officers to the fullest extent permitted by the General Corporation Law of the State of Delaware.

Section 102(b)(7) of the General Corporation Law of the State of Delaware provides that a certificate of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 (relating to liability for unauthorized acquisitions or redemptions of, or dividends on, capital stock) of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. The Certificates of Incorporation of Fiesta Restaurant Group, Inc., Taco Cabana, Inc., T.C. Management, Inc. and TPAQ Holding Corporation, contain such a provision.

Texas

Pursuant to Section 1.106 of the Texas Business Organizations Code (the “TBOC”), the indemnification provisions set forth in the TBOC are applicable to most entities established in the state of Texas, including corporations, limited liability partnerships and limited partnerships. Under Section 8.002 of the TBOC, unless a Texas limited liability company adopts the general indemnification provisions of the TBOC, described below, those provisions are not applicable to a Texas limited liability company.

Pursuant to Section 8.051 of the TBOC, an enterprise must indemnify a governing person, former governing person or delegate against reasonable expenses actually incurred by the person in connection with a proceeding in which the person was a respondent because the person is or was a governing person if the person is wholly successful, on the merits or otherwise, in the defense of the proceeding. Pursuant to Sections 8.101 and 8.102 of the TBOC, any governing person, former governing person or delegate of a Texas enterprise may be indemnified against judgments and reasonable expenses actually incurred by the person in connection with a proceeding, in which such person was a respondent if it is determined, in accordance with Section 8.103 of the TBOC, that: (i) the person acted in good faith, (ii) reasonably believed (a) in the case of conduct in the person’s official capacity, that the person’s conduct was in the enterprise’s best interests and (b) in any other case, that the person’s conduct was not opposed to the enterprise’s best interests, (iii) in the case of a criminal proceeding, such person did not have a reasonable cause to believe that the person’s conduct was unlawful, (iv) with respect to expenses, the amount of expenses other than a judgment is reasonable and (v) the indemnification should be paid. Indemnification of a person who is found to be liable to the enterprise is limited to reasonable expenses actually incurred by the person in connection with the proceeding and does not include judgments, penalties or fines, except for certain circumstances where indemnification cannot be given at all. Pursuant to Section 8.105 of the TBOC, an enterprise may indemnify an officer, employee or agent to the same extent that indemnification is required under the TBOC for a governing person or as provided in the enterprise’s governing documents, general or specific action of the enterprise’s governing authority, contract or by other means.

Texas Corporations

Cabana Beverages, Inc. and TP Acquisition Corp. (the “Texas Corporation Registrants”) are incorporated under the laws of the state of Texas.

Each of the articles of incorporation of the Texas Corporation Registrants generally provides that directors shall not be liable to the corporation or its security holders for monetary damages for any act or omission in the director’s capacity as a director. The articles of incorporation do not eliminate or limit the liability of a director for (i) a breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) an act or omission not in good faith that constitutes a breach of duty of the director to the corporation or an act or omission that involves intentional misconduct or a knowing violation of law, (iii) a transaction from which the director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director’s office, or (iv) an act or omission for which the liability of a director is expressly provided by an applicable statute. The articles of incorporation of the Texas Corporation Registrants are intended to limit the liability of a director to the fullest extent permitted by law.

Texas Limited Liability Companies

Cabana Bevco LLC and TC Bevco LLC (the “Texas LLC Registrants”) are organized under the laws of the state of Texas.

Pursuant to Section 101.402 of the TBOC, a Texas limited liability company may indemnify a member, manager or officer of a limited liability company, pay in advance or reimburse expenses incurred by a member, manager or officer and establish and maintain insurance or another arrangement to indemnify or hold harmless a member, manager or officer.

Each of the articles of organization of the Texas LLC Registrants generally provides that the company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding (whether or not by or in the right of the company), by reason of the fact that he or she is or was a member, manager, officer, employee or agent of the company or is or was serving at the request of the company as a manager, director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another limited liability company, corporation, employee benefit plan, other enterprise, or other entity against all judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses (including attorneys’ fees and court costs) actually and reasonably incurred by him or her in connection with such action, suit or proceeding to the fullest extent permitted by any applicable law.

Texas Limited Partnerships

The indemnification of partners and officers authorized by the limited partnership agreement of Texas Taco Cabana, L.P. is similar in scope to the provisions of the TBOC summarized above, except that the limited partnership agreement states that before the partnership may pay any indemnification expenses (including reasonable attorneys’ fees), a majority in interest of the partners must specifically determine that indemnification is permissible, authorize indemnification, and determine that expenses to be reimbursed are reasonable. Additionally, the partners must authorize indemnification by vote of a majority in interest of the partners, and determine that expenses to be reimbursed are reasonable in the same manner that they determine that indemnification is permissible.

Florida Corporations

Section 607.0850 of the Florida Business Corporation Act permits indemnification against obligations to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to any employee benefit plan) and expenses actually and reasonably incurred by any director, officer or employee of a company in the event of pending or threatened, or completed action, suit or other type of proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, if such person was, or was threatened to be made, a party by reason of the fact that he or she is or was a director, officer, employee or agent of the company, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposite to the best interest of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. Section 607.0850 also provides that the indemnification provided for therein shall not be deemed exclusive of any other rights to which those seeking indemnification may otherwise be entitled. The by-laws of Pollo Franchise, Inc. and Pollo Operations, Inc. each contain such a provision. Additionally, the articles of incorporation of Pollo Franchise, Inc. and Pollo Operations, Inc. each generally provide that the corporation shall indemnify and advance expenses to, and may purchase and maintain insurance on behalf of, its officers and directors to the fullest extent permitted by law.

Item 21. Exhibits and Financial Statement Schedules

(a) Exhibits. The following documents are filed as exhibits hereto unless otherwise indicated:

Exhibits

3.1	Amended and Restated Certificate of Incorporation of Fiesta Restaurant Group, Inc. (“Fiesta”) (incorporated by reference to Exhibit 3.1 to Fiesta’s Registration Statement on Form 10, as amended, File No. 001-35373)

3.2	Amended and Restated Bylaws of Fiesta (incorporated by reference to Exhibit 3.2 to Fiesta’s Registration Statement on Form 10, as amended, File No. 001-35373)

3.3	Certificate of Incorporation of Cabana Beverages, Inc. (incorporated by reference to Exhibit 3.4 to Carrols Corporation’s (“Carrols”) Registration Statement on Form S-4, File No. 333-129311)

3.4	Bylaws of Cabana Beverages, Inc. (incorporated by reference to Exhibit 3.5 to Carrols’ Registration Statement on Form S-4, File No. 333-129311)

3.5	Articles of Organization of Cabana Bevco LLC (incorporated by reference to Exhibit 3.5 to Carrols Holdings Corporation’s (now known as Carrols Restaurant Group, Inc. (“Carrols Restaurant Group”)) Registration Statement on Form S-1, File No. 333-116737)

3.6	Amended & Restated Regulations of Cabana Bevco LLC **

3.7	Articles of Incorporation of Pollo Franchise, Inc. (incorporated by reference to Exhibit 3.18 to Carrols Holdings Corporation’s (now known as Carrols Restaurant Group) Registration Statement on Form S-1, File No. 333-116737)

Exhibits

3.8	Bylaws of Pollo Franchise, Inc. (incorporated by reference to Exhibit 3.19 to Carrols Holdings Corporation’s (now known as Carrols Restaurant Group) Registration Statement on Form S-1, File No. 333-116737)

3.9	Articles of Incorporation of Pollo Operations, Inc. (incorporated by reference to Exhibit 3.20 to Carrols Holdings Corporation’s (now known as Carrols Restaurant Group) Registration Statement on Form S-1, File No. 333-116737)

3.10	Bylaws of Pollo Operations, Inc. (incorporated by reference to Exhibit 3.21 to Carrols Holdings Corporation’s (now known as Carrols Restaurant Group) Registration Statement on Form S-1, File No. 333-116737)

3.11	Amended and Restated Certificate of Incorporation of Taco Cabana, Inc. contained in the Certificate of Merger of Spur Acquisition Corp. into Taco Cabana, Inc. **

3.12	Bylaws of Taco Cabana, Inc. (incorporated by reference to Exhibit 3.27 to Carrols Holdings Corporation’s (now known as Carrols Restaurant Group) Registration Statement on Form S-1, File No. 333-116737)

3.13	Articles of Incorporation of TP Acquisition Corp. (incorporated by reference to Exhibit 3.34 to Carrols Holdings Corporation’s (now known as Carrols Restaurant Group) Registration Statement on Form S-1, File No. 333-116737)

3.14	Bylaws of TP Acquisition Corp. (incorporated by reference to Exhibit 3.35 to Carrols Holdings Corporation’s (now known as Carrols Restaurant Group) Registration Statement on Form S-1, File No. 333-116737)

3.15	Amendment to Bylaws of TP Acquisition Corp. **

3.16	Articles of Organization of TC Bevco LLC (incorporated by reference to Exhibit 3.28 to Carrols Holdings Corporation’s (now known as Carrols Restaurant Group) Registration Statement on Form S-1, File No. 333-116737)

3.17	Amended & Restated Regulations of TC Bevco LLC **

3.18	Certificate of Incorporation of T.C. Management, Inc. (incorporated by reference to Exhibit 3.31 to Carrols Holdings Corporation’s (now known as Carrols Restaurant Group) Registration Statement on Form S-1, File No. 333-116737)

3.19	By-laws of T.C. Management, Inc. (incorporated by reference to Exhibit 3.32 to Carrols Holdings Corporation’s (now known as Carrols Restaurant Group) Registration Statement on Form S-1, File No. 333-116737)

3.20	Certificate of Limited Partnership of Texas Taco Cabana, L.P. (incorporated by reference to Exhibit 3.33 to Carrols Holdings Corporation’s (now known as Carrols Restaurant Group) Registration Statement on Form S-1, File No. 333-116737)

3.21	Certificate of Amendment to Certificate of Limited Partnership of Texas Taco Cabana, L.P. **

3.22	Limited Partnership Agreement of Texas Taco Cabana, L.P. **

3.23	Certificate of Incorporation of TPAQ Holding Corporation **

3.24	Bylaws of TPAQ Holding Corporation **

4.1	Indenture, dated as of August 5, 2011, among Fiesta, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to $200 million principal amount of 8.875% Senior Secured Second Lien Notes due 2016 (incorporated by reference to Exhibit 4.1 to Carrols Restaurant Group’s and Carrols’ Quarterly Report on Form 10-Q for the period ended July 3, 2011)

Exhibits

4.2	Form of 8.875% Senior Secured Second Lien Note due 2016 (incorporated by reference to Exhibit 4.1)

4.3	Registration Rights Agreement, dated as of August 5, 2011, between Fiesta, the guarantors named therein and Wells Fargo Securities, LLC (incorporated by reference to Exhibit 4.3 to Carrols Restaurant Group’s and Carrols’ Quarterly Report on Form 10-Q for the period ended July 3, 2011)

5.1	Opinion of Akerman Senterfitt LLP regarding the legality of the securities being registered *

5.2	Opinion of Haynes and Boone, LLP with respect to certain matters under Texas law **

10.1	Separation and Distribution Agreement among Fiesta, Carrols Restaurant Group and Carrols’ (incorporated by reference to Exhibit 10.1 to Carrols Restaurant Group’s Current Report on Form 8-K filed on April 26, 2012)

10.2	Tax Matters Agreement between Fiesta, Carrols and Carrols Restaurant Group (incorporated by reference to Exhibit 10.2 to Carrols Restaurant Group’s Current Report on Form 8-K filed on April 26, 2012)

10.3	Employee Matters Agreement between Fiesta, Carrols and Carrols Restaurant Group (incorporated by reference to Exhibit 10.3 to Carrols Restaurant Group’s Current Report on Form 8-K filed on April 26, 2012)

10.4	Transition Services Agreement among Fiesta, Carrols Restaurant Group and Carrols (incorporated by reference to Exhibit 10.4 to Carrols Restaurant Group’s Current Report on Form 8-K filed on April 26, 2012)

10.5	Fiesta Restaurant Group, Inc. 2012 Stock Incentive Plan (incorporated by reference to Exhibit 10.2 to Fiesta’s Current Report on Form 8-K filed on May 8, 2012)†

10.6	Credit Agreement, dated as of August 5, 2011, among Fiesta, the guarantors party thereto and Wells Fargo Bank, National Association, as administrative agent and the lenders party thereto (incorporated by reference to Exhibit 10.2 to Carrols Restaurant Group’s and Carrols’ Quarterly Report on Form 10-Q for the period ended July 3, 2011)

10.7	First Lien Security Agreement, dated as of August 5, 2011, between Fiesta, the guarantors named therein and Wells Fargo Bank, National Association, as administrative agent (incorporated by reference to Exhibit 10.3 to Carrols Restaurant Group’s and Carrols’ Quarterly Report on Form 10-Q for the period ended July 3, 2011)

10.8	Second Lien Security Agreement, dated as of August 5, 2011, between Fiesta, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as collateral agent (incorporated by reference to Exhibit 10.1 to Carrols Restaurant Group’s and Carrols’ Quarterly Report on Form 10-Q for the period ended July 3, 2011)

10.9	Offer Letter, dated as of July 18, 2011, between Carrols Restaurant Group and Tim Taft (incorporated by reference to Exhibit 10.9 to Carrols Restaurant Group’s and Carrols’ Quarterly Report on Form 10-Q for the period ended July 3, 2011) †

10.10	Fiesta Restaurant Group, Inc. and Subsidiaries Deferred Compensation Plan (incorporated by reference to Exhibit 10.10 to Fiesta’s Registration Statement on Form 10, as amended, File No. 001-35373)†

10.11	First Amendment to Credit Agreement, dated as of December 14, 2011, among Fiesta, the guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to Carrols Restaurant Group’s Current Report on Form 8-K filed on December 16, 2011)

Exhibits

10.12	Registration Rights Agreement by and among Fiesta, Jefferies Capital Partners IV LP, Jefferies Employee Partners IV LLC and JCP Partners IV LLC (incorporated by reference to Exhibit 10.11 to Fiesta’s Current Report on Form 8-K filed on May 8, 2012)

12.1	Computation of Ratio of Earnings to Fixed Charges **

21.1	Subsidiaries of Fiesta **

23.1	Consent of Deloitte & Touche LLP **

23.2	Consent of Akerman Senterfitt LLP (included in Exhibit 5.1) *

23.3	Consent of Haynes and Boone, LLP (included in Exhibit 5.2) **

24.1	Powers of Attorney **

25.1	Form T-1 Statement of Eligibility under Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A., as Trustee **

99.1	Consent of Technomic, Inc. (incorporated by reference to Exhibit 99.2 of Fiesta’s Registration Statement on Form 10, as amended, File No. 001-35373)

99.2	Form of Letter of Transmittal **

99.3	Form of Notice of Guaranteed Delivery **

99.4	Form of Institutions Letter **

99.5	Form of Client Letter **

*	Filed herewith.
**	Previously filed.
†	Compensatory plan or arrangement.

(b)	Financial Statements.

Schedule II — Valuation and Qualifying Accounts

FIESTA RESTAURANT GROUP, INC.

SCHEDULE II—VALUATION AND QUALIFYING ACCOUNTS

Years Ended December 31, 2011, 2010 and 2009

(in thousands of dollars)

	Column B	Column C		Column D	Column E
Description	Balance at Beginning of Period	Charged to Costs and Expenses	Charged to other accounts	Deductions	Balance at End of Period
Year ended December 31, 2011:
Deferred income tax valuation allowance	$549	$125	$—	$—	$674
Year ended December 31, 2010:
Deferred income tax valuation allowance	$563	$(14)	$—	$—	$549
Year ended December 31, 2009:
Deferred income tax valuation allowance	$575	$(12)	$—	$—	$563

Item 22.	Undertakings

(i)	The undersigned Registrants hereby undertake:

(a) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

1. To include any prospectus required by section 10(a)(3) of the Securities Act.

2. To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective Registration Statement.

3. To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

1. Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

2. Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrants or used or referred to by the undersigned registrant;

3. The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

4. Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(ii)	The undersigned Registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrants’ annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(iii)	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrants pursuant to the foregoing provisions, or otherwise, the Registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of the Registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of approximate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(iv)	The undersigned Registrants hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporating documents by first class mail or other equally prompt means. This includes information contained in the documents filed subsequent to the effective date of the Registration Statement through the date of responding to the request.

(v)	The undersigned Registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the Registration Statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Syracuse, State of New York, on June 22, 2012.

Fiesta Restaurant Group, Inc.

By:	/s/ Joseph A. Zirkman
	Name:	Joseph A. Zirkman
	Title:	Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Timothy P. Taft	President and Chief Executive Officer (Principal Executive Officer)	June 22, 2012

* Paul R. Flanders	Interim Chief Financial Officer (Principal Financial and Accounting Officer)	June 22, 2012

/s/ Joseph A. Zirkman	Vice President, General Counsel	June 22, 2012
Joseph A. Zirkman	and Secretary

*	Chairman of the Board of Directors	June 22, 2012
Jack A. Smith

Signature	Title	Date

*	Director	June 22, 2012
Brian P. Friedman

*	Director	June 22, 2012
Nicholas Daraviras

*	Director	June 22, 2012
Stacey Rauch

*	Director	June 22, 2012
Stephen P. Elker

*By:	/s/ Joseph A. Zirkman
Joseph A. Zirkman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on June 22, 2012.

Cabana Beverages, Inc.

By:	/s/ Shanna M. Ramirez
	Name:	Shanna M. Ramirez
	Title:	President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Shanna M. Ramirez Shanna M. Ramirez	President, Treasurer and Director (Principal Executive, Financial and Accounting Officer)	June 22, 2012

*	Secretary and Director	June 22, 2012
Armando Lopez

*	Vice President and Director	June 22, 2012
Rodney Dunn

*By:	/s/ Shanna M. Ramirez
Shanna M. Ramirez
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on June 22, 2012.

Cabana Bevco LLC

By:	/s/ Shanna M. Ramirez
	Name:	Shanna M. Ramirez
	Title:	Manager

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Shanna M. Ramirez Shanna M. Ramirez	Manager (Principal Executive, Financial and Accounting Officer)	June 22, 2012

*	Manager	June 22, 2012
Armando Lopez

*	Manager	June 22, 2012
Rodney Dunn

*By:	/s/ Shanna M. Ramirez
Shanna M. Ramirez
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Syracuse, State of New York, on June 22, 2012.

Pollo Franchise, Inc.

By:	/s/ Joseph A. Zirkman
	Name:	Joseph A. Zirkman
	Title:	Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

*	Chief Executive Officer,	June 22, 2012
Timothy P. Taft	President and Director (Principal Executive Officer)

*	Interim Chief Financial Officer	June 22, 2012
Paul R. Flanders	and Treasurer (Principal Financial and Accounting Officer)

/s/ Joseph A. Zirkman	Vice President, General Counsel	June 22, 2012
Joseph A. Zirkman	and Secretary

*By:	/s/ Joseph A. Zirkman
Joseph A. Zirkman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Syracuse, State of New York, on June 22, 2012.

Pollo Operations, Inc.

By:	/s/ Joseph A. Zirkman
	Name:	Joseph A. Zirkman
	Title:	Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

*	Chief Executive Officer,	June 22, 2012
Timothy P. Taft	President and Director (Principal Executive Officer)

*	Interim Chief Financial Officer	June 22, 2012
Paul R. Flanders	and Treasurer (Principal Financial and Accounting Officer)

/s/ Joseph A. Zirkman	Vice President, General Counsel	June 22, 2012
Joseph A. Zirkman	and Secretary

*By:	/s/ Joseph A. Zirkman
Joseph A. Zirkman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Syracuse, State of New York, on June 22, 2012.

Taco Cabana, Inc.

By:	/s/ Joseph A. Zirkman
	Name:	Joseph A. Zirkman
	Title:	Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

*	Chief Executive Officer, President	June 22, 2012
Timothy P. Taft	and Director (Principal Executive Officer)

*	Interim Chief Financial Officer	June 22, 2012
Paul R. Flanders	and Treasurer (Principal Financial and Accounting Officer)

/s/ Joseph A. Zirkman	Vice President, General Counsel	June 22, 2012
Joseph A. Zirkman	and Secretary

*By:	/s/ Joseph A. Zirkman
Joseph A. Zirkman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Syracuse, State of New York, on June 22, 2012.

TP Acquisition Corp.

By:	/s/ Joseph A. Zirkman
	Name:	Joseph A. Zirkman
	Title:	Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

*	Chief Executive Officer,	June 22, 2012
Timothy P. Taft	President and Director (Principal Executive Officer)

*	Interim Chief Financial Officer	June 22, 2012
Paul R. Flanders	and Treasurer (Principal Financial and Accounting Officer)

/s/ Joseph A. Zirkman	Vice President, General Counsel	June 22, 2012
Joseph A. Zirkman	and Secretary

*By:	/s/ Joseph A. Zirkman
Joseph A. Zirkman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on June 22, 2012.

TC Bevco LLC

By:	/s/ Shanna M. Ramirez
	Name:	Shanna M. Ramirez
	Title:	Manager

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Shanna M. Ramirez	Manager	June 22, 2012
Shanna M. Ramirez	(Principal Executive, Financial and Accounting Officer)

*	Manager	June 22, 2012
Armando Lopez

*	Manager	June 22, 2012
Rodney Dunn

*By:	/s/ Shanna M. Ramirez
Shanna M. Ramirez
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Syracuse, State of New York, on June 22, 2012.

T.C. Management, Inc.

By:	/s/ Joseph A. Zirkman
	Name:	Joseph A. Zirkman
	Title:	Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

*	Chief Executive Officer,	June 22, 2012
Timothy P. Taft	President and Director (Principal Executive Officer)

*	Interim Chief Financial Officer	June 22, 2012
Paul R. Flanders	and Treasurer (Principal Financial and Accounting Officer)

/s/ Joseph A. Zirkman	Vice President, General Counsel	June 22, 2012
Joseph A. Zirkman	and Secretary

*By:	/s/ Joseph A. Zirkman
Joseph A. Zirkman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Syracuse, State of New York, on June 22, 2012.

Texas Taco Cabana, L.P.
By: T.C. Management, Inc., its General Partner

By:	/s/ Joseph A. Zirkman
	Name:	Joseph A. Zirkman
	Title:	Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

*	Chief Executive Officer,	June 22, 2012
Timothy P. Taft	President and Director (Principal Executive Officer)

*	Interim Chief Financial Officer	June 22, 2012
Paul R. Flanders	and Treasurer (Principal Financial and Accounting Officer)

/s/ Joseph A. Zirkman	Vice President, General Counsel	June 22, 2012
Joseph A. Zirkman	and Secretary

*By:	/s/ Joseph A. Zirkman
Joseph A. Zirkman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on June 22, 2012.

TPAQ Holding Corporation

By:	/s/ Michael Biviano
	Name:	Michael Biviano
	Title:	President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Michael Biviano	President and Secretary	June 22, 2012
Michael Biviano	(Principal Executive Officer)

*	Vice President and Treasurer	June 22, 2012
Julio Murillo	(Principal Financial and Accounting Officer)

*	Director	June 22, 2012
Timothy P. Taft

*By:	/s/ Michael Biviano
Michael Biviano
Attorney-in-Fact

EXHIBIT INDEX

Exhibits

3.1	Amended and Restated Certificate of Incorporation of Fiesta Restaurant Group, Inc. (“Fiesta”) (incorporated by reference to Exhibit 3.1 to Fiesta’s Registration Statement on Form 10, as amended, File No. 001-35373)

3.2	Amended and Restated Bylaws of Fiesta (incorporated by reference to Exhibit 3.2 to Fiesta’s Registration Statement on Form 10, as amended, File No. 001-35373)

3.3	Certificate of Incorporation of Cabana Beverages, Inc. (incorporated by reference to Exhibit 3.4 to Carrols Corporation’s (“Carrols”) Registration Statement on Form S-4, File No. 333-129311)

3.4	Bylaws of Cabana Beverages, Inc. (incorporated by reference to Exhibit 3.5 to Carrols’ Registration Statement on Form S-4, File No. 333-129311)

3.5	Articles of Organization of Cabana Bevco LLC (incorporated by reference to Exhibit 3.5 to Carrols Holdings Corporation’s (now known as Carrols Restaurant Group, Inc. (“Carrols Restaurant Group”)) Registration Statement on Form S-1, File No. 333-116737)

3.6	Amended & Restated Regulations of Cabana Bevco LLC **

3.7	Articles of Incorporation of Pollo Franchise, Inc. (incorporated by reference to Exhibit 3.18 to Carrols Holdings Corporation’s (now known as Carrols Restaurant Group) Registration Statement on Form S-1, File No. 333-116737)

3.8	Bylaws of Pollo Franchise, Inc. (incorporated by reference to Exhibit 3.19 to Carrols Holdings Corporation’s (now known as Carrols Restaurant Group) Registration Statement on Form S-1, File No. 333-116737)

3.9	Articles of Incorporation of Pollo Operations, Inc. (incorporated by reference to Exhibit 3.20 to Carrols Holdings Corporation’s (now known as Carrols Restaurant Group) Registration Statement on Form S-1, File No. 333-116737)

3.10	Bylaws of Pollo Operations, Inc. (incorporated by reference to Exhibit 3.21 to Carrols Holdings Corporation’s (now known as Carrols Restaurant Group) Registration Statement on Form S-1, File No. 333-116737)

3.11	Amended and Restated Certificate of Incorporation of Taco Cabana, Inc. contained in the Certificate of Merger of Spur Acquisition Corp. into Taco Cabana, Inc. **

3.12	Bylaws of Taco Cabana, Inc. (incorporated by reference to Exhibit 3.27 to Carrols Holdings Corporation’s (now known as Carrols Restaurant Group) Registration Statement on Form S-1, File No. 333-116737)

3.13	Articles of Incorporation of TP Acquisition Corp. (incorporated by reference to Exhibit 3.34 to Carrols Holdings Corporation’s (now known as Carrols Restaurant Group) Registration Statement on Form S-1, File No. 333-116737)

3.14	Bylaws of TP Acquisition Corp. (incorporated by reference to Exhibit 3.35 to Carrols Holdings Corporation’s (now known as Carrols Restaurant Group) Registration Statement on Form S-1, File No. 333-116737)

3.15	Amendment to Bylaws of TP Acquisition Corp. **

3.16	Articles of Organization of TC Bevco LLC (incorporated by reference to Exhibit 3.28 to Carrols Holdings Corporation’s (now known as Carrols Restaurant Group) Registration Statement on Form S-1, File No. 333-116737)

3.17	Amended & Restated Regulations of TC Bevco LLC **

Exhibits

3.18	Certificate of Incorporation of T.C. Management, Inc. (incorporated by reference to Exhibit 3.31 to Carrols Holdings Corporation’s (now known as Carrols Restaurant Group) Registration Statement on Form S-1, File No. 333-116737)

3.19	By-laws of T.C. Management, Inc. (incorporated by reference to Exhibit 3.32 to Carrols Holdings Corporation’s (now known as Carrols Restaurant Group) Registration Statement on Form S-1, File No. 333-116737)

3.20	Certificate of Limited Partnership of Texas Taco Cabana, L.P. (incorporated by reference to Exhibit 3.33 to Carrols Holdings Corporation’s (now known as Carrols Restaurant Group) Registration Statement on Form S-1, File No. 333-116737)

3.21	Certificate of Amendment to Certificate of Limited Partnership of Texas Taco Cabana, L.P. **

3.22	Limited Partnership Agreement of Texas Taco Cabana, L.P. **

3.23	Certificate of Incorporation of TPAQ Holding Corporation **

3.24	Bylaws of TPAQ Holding Corporation **

4.1	Indenture, dated as of August 5, 2011, among Fiesta, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to $200 million principal amount of 8.875% Senior Secured Second Lien Notes due 2016 (incorporated by reference to Exhibit 4.1 to Carrols Restaurant Group’s and Carrols’ Quarterly Report on Form 10-Q for the period ended July 3, 2011)

4.2	Form of 8.875% Senior Secured Second Lien Note due 2016 (incorporated by reference to Exhibit 4.1)

4.3	Registration Rights Agreement, dated as of August 5, 2011, between Fiesta, the guarantors named therein and Wells Fargo Securities, LLC (incorporated by reference to Exhibit 4.3 to Carrols Restaurant Group’s and Carrols’ Quarterly Report on Form 10-Q for the period ended July 3, 2011)

5.1	Opinion of Akerman Senterfitt LLP regarding the legality of the securities being registered*

5.2	Opinion of Haynes and Boone, LLP with respect to certain matters under Texas law**

10.1	Separation and Distribution Agreement among Fiesta, Carrols Restaurant Group and Carrols’ (incorporated by reference to Exhibit 10.1 to Carrols Restaurant Group’s Current Report on Form 8-K filed on April 26, 2012)

10.2	Tax Matters Agreement between Fiesta, Carrols and Carrols Restaurant Group (incorporated by reference to Exhibit 10.2 to Carrols Restaurant Group’s Current Report on Form 8-K filed on April 26, 2012)

10.3	Employee Matters Agreement between Fiesta, Carrols and Carrols Restaurant Group (incorporated by reference to Exhibit 10.3 to Carrols Restaurant Group’s Current Report on Form 8-K filed on April 26, 2012)

10.4	Transition Services Agreement among Fiesta, Carrols Restaurant Group and Carrols (incorporated by reference to Exhibit 10.4 to Carrols Restaurant Group’s Current Report on Form 8-K filed on April 26, 2012)

10.5	Fiesta Restaurant Group, Inc. 2012 Stock Incentive Plan (incorporated by reference to Exhibit 10.5 to Fiesta’s Current Report on Form 8-K filed on May 8, 2012)†

10.6	Credit Agreement, dated as of August 5, 2011, among Fiesta, the guarantors party thereto and Wells Fargo Bank, National Association, as administrative agent and the lenders party thereto (incorporated by reference to Exhibit 10.2 to Carrols Restaurant Group’s and Carrols’ Quarterly Report on Form 10-Q for the period ended July 3, 2011)

Exhibits

10.7	First Lien Security Agreement, dated as of August 5, 2011, between Fiesta, the guarantors named therein and Wells Fargo Bank, National Association, as administrative agent (incorporated by reference to Exhibit 10.3 to Carrols Restaurant Group’s and Carrols’ Quarterly Report on Form 10-Q for the period ended July 3, 2011)

10.8	Second Lien Security Agreement, dated as of August 5, 2011, between Fiesta, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as collateral agent (incorporated by reference to Exhibit 10.1 to Carrols Restaurant Group’s and Carrols’ Quarterly Report on Form 10-Q for the period ended July 3, 2011)

10.9	Offer Letter, dated as of July 18, 2011, between Carrols Restaurant Group and Tim Taft (incorporated by reference to Exhibit 10.9 to Carrols Restaurant Group’s and Carrols’ Quarterly Report on Form 10-Q for the period ended July 3, 2011)†

10.10	Fiesta Restaurant Group, Inc. and Subsidiaries Deferred Compensation Plan (incorporated by reference to Exhibit 10.10 to Fiesta’s Registration Statement on Form 10, as amended, File No. 001-35373)†

10.11	First Amendment to Credit Agreement, dated as of December 14, 2011, among Fiesta, the guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to Carrols Restaurant Group’s Current Report on Form 8-K filed on December 16, 2011)

10.12	Registration Rights Agreement by and among Fiesta, Jefferies Capital Partners IV LP, Jefferies Employee Partners IV LLC and JCP Partners IV LLC (incorporated by reference to Exhibit 10.11 to Fiesta’s Current Report on Form 8-K filed on May 8, 2012)

12.1	Computation of Ratio of Earnings to Fixed Charges **

21.1	Subsidiaries of Fiesta **

23.1	Consent of Deloitte & Touche LLP **

23.2	Consent of Akerman Senterfitt LLP (included in Exhibit 5.1) *

23.3	Consent of Haynes and Boone, LLP (included in Exhibit 5.2) **

24.1	Powers of Attorney **

25.1	Form T-1 Statement of Eligibility under Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A., as Trustee **

99.1	Consent of Technomic, Inc. (incorporated by reference to Exhibit 99.2 of Fiesta’s Registration Statement on Form 10, as amended, File No. 001-35373)

99.2	Form of Letter of Transmittal **

99.3	Form of Notice of Guaranteed Delivery **

99.4	Form of Institutions Letter **

99.5	Form of Client Letter **

*	Filed herewith.
**	Previously filed.
†	Compensatory plan or arrangement.